Leasing Activities	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leasing Activities
(8)	LEASING ACTIVITIES

Investment in Finance Leases Held in Trust

PHI has a portfolio of cross-border energy lease investments (the lease portfolio) consisting of hydroelectric generation facilities, coal-fired electric generation facilities and natural gas distribution networks located outside of the United States. Each lease investment is comprised of a number of leases. As of December 31, 2012 and 2011, the lease portfolio consisted of six and seven investments with a net investment value of $1.2 billion and $1.3 billion, respectively.

The components of the cross-border energy lease investments as of December 31, are summarized below:

	2012	2011
	(millions of dollars)

Scheduled lease payments to PHI, net of non-recourse debt	$1,852	$2,120
Less: Unearned and deferred income	(615)	(771)

Investment in finance leases held in trust	1,237	1,349
Less: Deferred income tax liabilities	(756)	(793)

Net investment in finance leases held in trust	$481	$556

Income recognized from cross-border energy lease investments, excluding the gains on the terminated leases discussed below, was comprised of the following for the years ended December 31:

	2012	2011	2010
	(millions of dollars)
Pre-tax income from PHI’s cross-border energy lease investments (included in Other Revenue)	$50	$55	$55
Non-cash charge to reduce carrying value of PHI’s cross-border energy lease investments	—	(7)	(2)

Pre-tax income from PHI’s cross-border energy lease investments after adjustment	50	48	53
Income tax expense related to PHI’s cross-border energy lease investments	10	10	14

Net income from PHI’s cross-border energy lease investments	$40	$38	$39

During 2012, PHI entered into early termination agreements with two lessees involving all of the leases comprising one of the seven remaining lease investments. The early terminations of the leases were negotiated at the request of the lessees. PHI received net cash proceeds of $202 million (net of a termination payment of $520 million used to retire the non-recourse debt associated with the terminated leases) and recorded a pre-tax gain of $39 million, representing the excess of the net cash proceeds over the carrying value of the lease investments.

During 2011, PHI entered into early termination agreements with two lessees involving all of the leases comprising one of the original eight lease investments and a small portion of the leases comprising a second lease investment. The early terminations of the leases were negotiated at the request of the lessees. PHI received net cash proceeds of $161 million (net of a termination payment of $423 million used to retire the non-recourse debt associated with the terminated leases) and recorded a pre-tax gain of $39 million, representing the excess of the net cash proceeds over the carrying value of the lease investments.

With respect to the terminated leases, PHI had previously made certain business assumptions regarding foreign investment opportunities available at the end of the full lease terms. Because the leases were terminated in each case earlier than full term, management decided not to pursue these opportunities and recognized the related tax consequences by recording income tax charges in the amounts of $16 million and $22 million for the years ended December 31, 2012 and 2011, respectively. The after-tax gains on the lease terminations were $9 million and $3 million for the years ended December 31, 2012 and 2011, respectively, including the income tax charges discussed above and an income tax provision at the statutory Federal rate of $14 million for each early lease termination. As of December 31, 2012, PHI had no intent to terminate early any other leases in the lease portfolio and maintained its assertion that the foreign earnings recognized at the end of the lease term with respect to certain of these remaining leases will remain invested abroad. See Note (20), “Subsequent Event,” regarding an expected change in management’s intent.

PHI is required to assess on a periodic basis the likely outcome of tax positions relating to its cross-border energy lease investments and, if there is a change or a projected change in the timing of the tax benefits generated by the transactions, PHI is required to recalculate the value of its net investment. In that regard, PHI modified its tax cash flow assumptions both in 2011 and 2010 and recorded non-cash pre-tax charges of $7 million and $2 million, respectively, to reduce the carrying value of its net investment. The tax cash flow assumptions changed in 2011 as a result of the enactment of tax regulations in the District of Columbia to implement the mandatory unitary combined reporting method and in 2010 as a result of an overall reassessment of tax cash flow assumptions. These charges as a result of the reassessments were recorded as reductions in cross-border energy lease investment revenue in each of 2011 and 2010.

On January 9, 2013, the U.S. Court of Appeals for the Federal Circuit issued an opinion in Consolidated Edison Company of New York, Inc. & Subsidiaries v. United States (to which PHI is not a party) that disallowed tax benefits associated with Consolidated Edison’s cross-border lease transaction. As a result of the court’s ruling in this case, PHI has determined that it can no longer support its current assessment with respect to the likely outcome of tax positions associated with the cross-border energy lease investments and expects to record an after-tax non-cash charge of between $355 million and $380 million in the first quarter of 2013, consisting of a charge to reduce the carrying value of the cross-border energy lease investments and a charge to reflect the anticipated additional interest expense related to changes in its estimated federal and state income tax obligations for the period over which the tax benefits may be disallowed. While the IRS could require PHI to pay a penalty of up to 20 percent of the amount of additional taxes due, PHI believes that it is more likely than not that no such penalty will be incurred, and therefore no amount for any potential penalty will be included in the charge expected to be recorded in the first quarter of 2013.

For additional information concerning these cross-border energy lease investments, see Note (16), “Commitments and Contingencies – PHI’s Cross-Border Energy Lease Investments,” and Note (20), “Subsequent Event.”

Scheduled lease payments from the cross-border energy lease investments are net of non-recourse debt. Minimum lease payments receivable from the cross-border energy lease investments are zero for each year 2013 through 2017, and $1,237 million thereafter.

To ensure credit quality, PHI regularly monitors the financial performance and condition of the lessees under its cross-border energy lease investments. Changes in credit quality are also assessed to determine if they should be reflected in the carrying value of the leases. PHI compares each lessee’s performance to annual compliance requirements set by the terms and conditions of the leases. This includes a comparison of published credit ratings to minimum credit rating requirements in the leases for lessees with public credit ratings. In addition, PHI routinely meets with senior executives of the lessees to discuss their company and asset performance. If the annual compliance requirements or minimum credit ratings are not met, remedies are available under the leases. At December 31, 2012, all lessees were in compliance with the terms and conditions of their lease agreements.

The table below shows PHI’s net investment in these leases by the published credit ratings of the lessees as of December 31:

Lessee Rating (a)	2012	2011
	(millions of dollars)
Rated Entities
AA/Aa and above	$766	$737
A	471	612

Total	1,237	1,349
Non Rated Entities	—	—

Total	$1,237	$1,349

(a)	Excludes the credit ratings of collateral posted by the lessees in these transactions.

Lease Commitments

Pepco leases its consolidated control center, which is an integrated energy management center used by Pepco to centrally control the operation of its transmission and distribution systems. This lease is accounted for as a capital lease and was initially recorded at the present value of future lease payments, which totaled $152 million. The lease requires semi-annual payments of approximately $8 million over a 25-year period that began in December 1994, and provides for transfer of ownership of the system to Pepco for $1 at the end of the lease term. Under FASB guidance on regulated operations, the amortization of leased assets is modified so that the total interest expense charged on the obligation and amortization expense of the leased asset is equal to the rental expense allowed for rate-making purposes. The amortization expense is included within Depreciation and amortization in the consolidated statements of income. This lease is treated as an operating lease for rate-making purposes.

Capital lease assets recorded within Property, Plant and Equipment at December 31, 2012 and 2011, in millions of dollars, are comprised of the following:

	Original Cost	Accumulated Amortization	Net Book Value
At December 31, 2012
Transmission	$76	$37	$39
Distribution	76	37	39
General	3	3	—

Total	$155	$77	$78

At December 31, 2011
Transmission	$76	$33	$43
Distribution	76	33	43
General	3	3	—

Total	$155	$69	$86

The approximate annual commitments under all capital leases are $15 million for each year 2013 through 2017, and $32 million thereafter.

Rental expense for operating leases was $52 million, $46 million and $45 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Total future minimum operating lease payments for Pepco Holdings as of December 31, 2012, are $43 million in 2013, $40 million in 2014, $38 million in 2015, $36 million in 2016, $35 million in 2017 and $369 million thereafter.